UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2018
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)
(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2018, Spark Energy, Inc. (the “Company”) issued a press release announcing first quarter 2018 earnings (the “Press Release”). The Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc. dated May 9, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc. dated May 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2018

Spark Energy, Inc.

By:	/s/ Gil Melman
Name:	Gil Melman
Title:	Vice President, General Counsel and Corporate Secretary